                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):          September 15, 2000
                                                            ------------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (As Successor to BANK ONE, N.A.)
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

                  0-25636                         51-0269396
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         (Commission File Number)    (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                        19801
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(Address of principal executive offices)                           (Zip Code)


                 (302) 594-4117
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Registrant's telephone number, including area code
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Item 5.   Other Events



               On September 15, 2000, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:


               6.30% Class A Asset Backed Certificates, Series 1995-B
               6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                                        By:    /s/ Tracie H. Klein
                                               -------------------------------
                                        Name:   Tracie H. Klein
                                        Title:  First Vice President

Date:  September 15, 2000
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EXHIBIT INDEX

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
Exhibit  Description                                                                         Page
-------  -----------                                                                         ----
99.1     The Series Allocation Report for the monthly Period ending August 31, 2000.          5-6

99.2     Banc One Credit Card Master Trust - Summary Report for Series 1995-B                 7-8

99.3     Banc One Credit Card Master Trust - Summary Report Series 1996-A                    9-10

99.4     Monthly's Servicer's Certificates                                                  11-12

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